UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 13, 2017
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37932	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.
Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Yuma Energy, Inc. (the “Company”) was held on June 13, 2017 (the “Meeting”) for the purpose of voting on four proposals.

The first proposal was the election of two individuals to serve as Class I directors of the Company for three-year terms expiring in 2020. The two directors elected and the tabulation of votes for each was:

Nominees for Class I Directors	For	Withheld	Broker Non-Votes
James W. Christmas	9,370,730	15,979	-
Richard K. Stoneburner	9,370,919	15,790	-

The Company’s continuing directors after the Meeting include Sam L. Banks, Frank A. Lodzinski, Neeraj Mital and J. Christopher Teets.

The second proposal was an advisory vote on executive compensation. The votes on the proposal were:

For	Against	Abstain	Broker Non-Votes
9,334,838	36,336	15,535	-

The third proposal was an advisory vote on the frequency of the advisory vote on executive compensation. The votes on the proposal were:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,351,063	4,569	5,480	25,597	-

The Company has considered the outcome of this advisory vote on the frequency of the advisory vote on executive compensation and the Board of Directors of the Company has determined that the Company will provide stockholders with a non-binding advisory vote on executive compensation every year until the next stockholder vote on the frequency of the advisory vote on executive compensation.

The fourth proposal was the ratification of Grant Thornton, LLP as the Company’s independent registered public accounting firm for 2017. The votes on the proposal were:

For	Against	Abstain
9,378,908	4,435	3,366

Proposals one, two and four were approved by the Company’s stockholders and the stockholders approved one year for the frequency of the advisory vote on executive compensation. Stockholders owning a total of 9,386,709 shares of the Company’s common stock and Series D Convertible Preferred Stock, voting together as one class, voted at the Meeting, representing approximately 65.4% of the outstanding shares of Company’s common stock and Series D Convertible Preferred Stock, voting together as one class, as of the record date for the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: June 19, 2017	Title:	Chief Executive Officer